Supplement dated February 24, 2021
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Income Builder Fund	6/1/2020
Effective March 1, 2021 (the Effective Date), the portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Gene Tannuzzo, CFA	Managing Director and Global Head of Fixed Income	Lead Portfolio Manager	2010
Alexandre (Alex) Christensen, CFA	Portfolio Manager	Portfolio Manager	March 2021
The rest of the section remains the same.
On the Effective Date, the information about the portfolio managers under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Gene Tannuzzo, CFA	Managing Director and Global Head of Fixed Income	Lead Portfolio Manager	2010
Alexandre (Alex) Christensen, CFA	Portfolio Manager	Portfolio Manager	March 2021
Mr. Tannuzzo joined the Investment Manager in 2003. Mr. Tannuzzo began his investment career in 2003 and earned a B.S.B. and an M.B.A. from the University of Minnesota Carlson School of Management.
Mr. Christensen joined the Investment Manager in 2015. Mr. Christensen began his investment career in 2014 and earned a B.A. in Economics and Political Science from Washington University in St. Louis and a MSc in Economics from the London School of Economics.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP163_01_005_(02/21)